UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 26, 2005

Bear Stearns Asset Backed Securities I LLC
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-125422 (Commission File Number)	20-0842986 (IRS Employer Identification No.)
383 Madison Avenue, New York, New York (Address of principal executive offices)	10179 (Zip Code)

Registrant's telephone number, including area code 212-272-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01. Other Events.

This current report on Form 8-K relates to the monthly distribution reported to the holders of Bear Stearns Asset Backed Securities Trust 2005-3 Asset-Backed Certificates, Series 2005-3, which was made on September 26, 2005.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

(Exhibit No. Description)
99.1 Monthly distribution report pursuant to Section 5.07 of the Pooling and Servicing Agreement for the distribution on September 26, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF BEAR STEARNS ASSET BACKED SECURITIES I LLC, REGISTRANT

By: /s/ Russell Goldenberg Russell Goldenberg Group Senior Vice President

Date: September 28, 2005
Bear Stearns Asset Backed Securities Trust
Asset-Backed Certificates
Series 2005-3
ABN AMRO Acct: 722979.1
Reporting Package Table of Contents
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Sep-05
26-Sep-05
N/A
25-Oct-05
23-Sep-05
Administrator:
Stefanie Edwards 312.904.8975
stefanie.edwards@abnamro.com
Analyst:
Thomas Helms 714.259.6238
thomas.helms@abnamro.com
Statement Date:
135 S. LaSalle Street, Suite 1625
Chicago, IL 60603
USA
Statements to Certificateholders
Cash Reconciliation Summary
Other Related Information
Substitution Detail History
Bond Principal Reconciliation
Bond Interest Reconciliation
Asset-Backed Facts ~ 15 Month Loan Status Summary Part I
Asset-Backed Facts ~ 15 Month Loan Status Summary Part II
Realized Loss Detail
Historical REO Report

Page 3-5

Page(s)
Information is available for this issue from the following sources
Issue Id:
Monthly Data File
Name:
BSABS053
BSABS053_200509_3.ZIP
Closing Date:
First Payment Date:
Rated Final Payment: Date:
9-Sep-05
26-Sep-05
25-Sep-35
Parties to The Transaction
Depositor: Bear, Stearns & Co., Inc.
Underwriter: Bear Stearns & Co. Inc.
Master Servicer: EMC Mortgage Corporation
Rating Agency: Standard & Poor's/Fitch Ratings
800.246.5761
LaSalle Factor Line
LaSalle Web Site
Servicer Web Site
www.emcmortgagecorp.com
www.etrustee.net

23-Sep-2005 - 09:42 (X293-X305) (c) 2005 LaSalle Bank N.A.

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
7.870199%
3.830000%
26-Sep-05
26-Sep-05
N/A
25-Oct-05
23-Sep-05
Bear Stearns Asset Backed Securities Trust
Asset-Backed Certificates
Series 2005-3
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
334
Certificates
Statement Date:
ABN AMRO Acct: 722979.1
1000.000000000
51.056124931
0.000000000
948.943875069
1.961790544
4.2800000000%
0.00
0.00
0.000000000
4.1543800000%
0.000000000
073877DK5
A-1
165,419,000.00
8,445,653.13
0.00
156,973,346.87
324,517.43
165,419,000.00
1000.000000000
68.074833195
0.000000000
931.925166805
1.876790595
4.1000000000%
0.00
0.00
0.000000000
3.9743800000%
0.000000000
073877DL3
A-2
72,300,000.00
4,921,810.44
0.00
67,378,189.56
135,691.96
72,300,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
2.070401660
4.5100000000%
0.00
0.00
0.000000000
4.3843800000%
0.000000000
073877DM1
A-3
24,100,000.00
0.00
0.00
24,100,000.00
49,896.68
24,100,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
2.103457182
4.5800000000%
0.00
0.00
0.000000000
4.4543800000%
0.000000000
073877DN9
M-1
26,134,000.00
0.00
0.00
26,134,000.00
54,971.75
26,134,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
2.575679322
5.5800000000%
0.00
0.00
0.000000000
5.4543800000%
0.000000000
073877DP4
M-2
14,750,000.00
0.00
0.00
14,750,000.00
37,991.27
14,750,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
2.693736264
5.8300000000%
0.00
0.00
0.000000000
5.7043800000%
0.000000000
073877DQ2
M-3
3,367,000.00
0.00
0.00
3,367,000.00
9,069.81
3,367,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
2.929845699
6.3300000000%
0.00
0.00
0.000000000
6.2043800000%
0.000000000
073877DR0
M-4
3,046,000.00
0.00
0.00
3,046,000.00
8,924.31
3,046,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.284012474
7.0800000000%
0.00
0.00
0.000000000
6.9543800000%
0.000000000
073877DS8
M-5
3,367,000.00
0.00
0.00
3,367,000.00
11,057.27
3,367,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.284012474
7.0800000000%
0.00
0.00
0.000000000
6.9543800000%
0.000000000
073877DT6
M-6
2,886,000.00
0.00
0.00
2,886,000.00
9,477.66
2,886,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.284013233
7.0800000000%
0.00
0.00
0.000000000
6.9543800000%
0.000000000
073877DU3
M-7
5,290,000.00
0.00
0.00
5,290,000.00
17,372.43
5,290,000.00
1000.000000000
0.000000000
0.000000000
958.312629423
4.078452969
0.00
1,307,795.88
4.078452969
N/A
0.000000000
N
073877DX7
B-IO
320,659,791.80
0.00
0.00
307,292,328.23
1,307,795.88
320,659,791.80
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
073877DW9
RII
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
1,307,795.88
320,659,000.00
320,659,000.00
15,334,230.02
Total
307,291,536.43
13,367,463.57
0.00
1,966,766.45
23-Sep-2005 - 09:42 (X293-X305) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Sep-05
26-Sep-05
N/A
25-Oct-05
23-Sep-05
Asset-Backed Certificates
Series 2005-3
ABN AMRO Acct: 722979.1
Statement Date:
Cash Reconciliation Summary
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
1,866,626.72
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
2,089,198.76
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
0.00
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current
Advanced
Total Scheduled
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
0.00
0.00
1,969,438.62
)
(2,672.16
0.00
0.00
0.00
)
(2,672.16
214,622.96
27,739.11
242,362.07
68,107.32
13,056,994.18
0.00
0.00
0.00
13,125,101.50
13,367,463.57
15,336,902.19
15,334,230.02
320,659,791.80
2,215
242,362.07
13,125,101.50
61
0.00
0.00
0
0.00
0
307,292,328.23
2,154
0.00
0.00
27,739.11
222,572.04
27,739.11
222,572.04
119,760.14
0.00
0.00
13,848.10
133,608.25
0.00
0.00
0.00
0.00
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)
)
(119,760.14
1,966,766.45
Interest Not Advanced (
Current Period
)
0.00
222,572.04
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
0.00
0.00
0.00
0.00
0.00
Current
0.00
Cumulative
0.00
% of Cutoff Balance
%
0.00
Realized Loss
Distribution
Cumulative
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0

23-Sep-2005 - 09:42 (X293-X305) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Sep-05
26-Sep-05
N/A
25-Oct-05
23-Sep-05
Asset-Backed Certificates
Series 2005-3
ABN AMRO Acct: 722979.1
Statement Date:
Cash Reconciliation Summary Fixed Rate Loans
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
739,501.44
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
823,096.08
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
0.00
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current
Advanced
Total Scheduled
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
0.00
0.00
779,038.66
)
(978.57
0.00
0.00
0.00
)
(978.57
127,655.08
13,264.96
140,920.04
16,781.18
3,411,987.66
0.00
0.00
0.00
3,428,768.84
3,569,688.88
4,348,727.54
4,347,748.97
117,428,212.53
1,158
140,920.04
3,428,768.84
24
0.00
0.00
0
0.00
0
113,858,523.65
1,134
0.00
0.00
13,264.96
83,594.64
13,264.96
83,594.64
44,057.41
0.00
0.00
4,871.01
48,928.42
0.00
0.00
0.00
0.00
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)
)
(44,057.41
778,060.09
Interest Not Advanced (
Current Period
)
0.00
83,594.64
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
0.00
0.00
0.00
0.00
0.00
Current
0.00
Cumulative
0.00
% of Cutoff Balance
%
0.00
Realized Loss
Distribution
Cumulative
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0

23-Sep-2005 - 09:42 (X293-X305) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Sep-05
26-Sep-05
N/A
25-Oct-05
23-Sep-05
Asset-Backed Certificates
Series 2005-3
ABN AMRO Acct: 722979.1
Statement Date:
Cash Reconciliation Summary ARM Loans
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
1,127,125.28
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
1,266,102.68
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
0.00
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current
Advanced
Total Scheduled
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
0.00
0.00
1,190,399.95
)
(1,693.60
0.00
0.00
0.00
)
(1,693.60
86,967.88
14,474.15
101,442.03
51,326.14
9,645,006.52
0.00
0.00
0.00
9,696,332.66
9,797,774.69
10,988,174.64
10,986,481.05
203,231,579.27
1,057
101,442.03
9,696,332.66
37
0.00
0.00
0
0.00
0
193,433,804.58
1,020
0.00
0.00
14,474.15
138,977.40
14,474.15
138,977.40
75,702.73
0.00
0.00
8,977.10
84,679.82
0.00
0.00
0.00
0.00
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)
)
(75,702.73
1,188,706.36
Interest Not Advanced (
Current Period
)
0.00
138,977.40
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
0.00
0.00
0.00
0.00
0.00
Current
0.00
Cumulative
0.00
% of Cutoff Balance
%
0.00
Realized Loss
Distribution
Cumulative
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0

23-Sep-2005 - 09:42 (X293-X305) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Sep-05
26-Sep-05
N/A
25-Oct-05
23-Sep-05
Asset-Backed Certificates
Series 2005-3
ABN AMRO Acct: 722979.1
Other Related Information
Statement Date:
Excess Cashflow
Excess Yield Maintenance
1,307,795.88
Trigger Event
0.00
3 month Rolling Delinquency Rate
%
0.00
No
$0.00
Overcollateralization Amount
Target Overcollateralization
$0.00

23-Sep-2005 - 09:42 (X293-X305) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Substitution Detail History
ABN AMRO Acct: 722979.1
Series 2005-3
Asset-Backed Certificates
23-Sep-05
25-Oct-05
N/A
26-Sep-05
26-Sep-05
Record Date:
Next Payment:
Prior Payment:
Payment Date:
Statement Date:
Property ID
Deleted Loan
Qualified Substitute
Scheduled Prin Bal
23-Sep-2005 - 09:42 (X293-X305) (c) 2005 LaSalle Bank N.A.

Original Property

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Sep-05
26-Sep-05
N/A
25-Oct-05
23-Sep-05
Asset-Backed Certificates
Series 2005-3
ABN AMRO Acct: 722979.1
Bond Principal Reconciliation
Credit Support
Original
Current(4)
Statement Date:
Beginning
Class Balance
Unscheduled
Principal
Payment
Extra
Principal
Payment Amt
Prior
Loss
Reimburs.
Rated
Final
Maturity
Class
Current
Losses
Original
Class Balance
Scheduled
Principal
Payment
Ending
Class Balance
Cumulative
Losses
Interest on
Losses
Additions
Losses
4.00
1.00
A-1
18.35%
19.15%
9/25/2035
156,973,346.87
0.00
0.00
165,419,000.00
165,419,000.00
8,445,653.13
0.00
0.00
0.00
0.00
A-2
18.35%
19.15%
9/25/2035
67,378,189.56
0.00
0.00
72,300,000.00
72,300,000.00
4,921,810.44
0.00
0.00
0.00
0.00
A-3
18.35%
19.15%
9/25/2035
24,100,000.00
0.00
0.00
24,100,000.00
24,100,000.00
0.00
0.00
0.00
0.00
0.00
M-1
10.20%
10.64%
9/25/2035
26,134,000.00
0.00
0.00
26,134,000.00
26,134,000.00
0.00
0.00
0.00
0.00
0.00
M-2
5.60%
5.84%
9/25/2035
14,750,000.00
0.00
0.00
14,750,000.00
14,750,000.00
0.00
0.00
0.00
0.00
0.00
M-3
4.55%
4.75%
9/25/2035
3,367,000.00
0.00
0.00
3,367,000.00
3,367,000.00
0.00
0.00
0.00
0.00
0.00
M-4
3.60%
3.76%
9/25/2035
3,046,000.00
0.00
0.00
3,046,000.00
3,046,000.00
0.00
0.00
0.00
0.00
0.00
M-5
2.55%
2.66%
9/25/2035
3,367,000.00
0.00
0.00
3,367,000.00
3,367,000.00
0.00
0.00
0.00
0.00
0.00
M-6
1.65%
1.72%
9/25/2035
2,886,000.00
0.00
0.00
2,886,000.00
2,886,000.00
0.00
0.00
0.00
0.00
0.00
M-7
0.00%
0.00%
9/25/2035
5,290,000.00
0.00
0.00
5,290,000.00
5,290,000.00
0.00
0.00
0.00
0.00
0.00
B-IO
NA
NA
9/25/2035
307,292,328.23
0.00
0.00
320,659,791.80
320,659,791.80
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
13,367,463.57
0.00
0.00
0.00
320,659,000.00
307,291,536.43
320,659,000.00
23-Sep-2005 - 09:42 (X293-X305) (c) 2005 LaSalle Bank N.A.

(1) Extra Principal Amounts: the lessor of (i) the excess, if any, of the overcollateralization Target Amount over the Overcollateralization Amount.

Bear Stearns Asset Backed Securities Trust
Class
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Sep-05
26-Sep-05
N/A
25-Oct-05
23-Sep-05
Asset-Backed Certificates
Series 2005-3
ABN AMRO Acct: 722979.1
Bond Interest Reconciliation
Additions
Accrual
Method Days
Statement Date:
Accrued
Certificate
Interest
Prior
Int Carry-Fwd
Shortfall
Prior
Shortfall
Reimbursement
Other
Interest
Proceeds
Other
Interest
Losses
Current
Int Carry-Fwd
Shortfall
Remaining
Int Carry-Fwd
Shortfall
Net Cap Rate
in Effect
Y/N
Distributable
Certificate
Interest
Interest
Payment
Amount
Deductions
Outstanding
Deposits from YM
Agreement
Remaining Basis Risk
Carry-Fwd Shortfall
Current Basis Risk
Carry-Fwd Shortfall
0.00
17
324,517.43
324,517.43
Act/360
0.00
324,517.43
0.00
0.00
0.00
0.00
No
A-1
0.00
0.00
0.00
0.00
17
135,691.96
135,691.96
Act/360
0.00
135,691.96
0.00
0.00
0.00
0.00
No
A-2
0.00
0.00
0.00
0.00
17
49,896.68
49,896.68
Act/360
0.00
49,896.68
0.00
0.00
0.00
0.00
No
A-3
0.00
0.00
0.00
0.00
17
54,971.75
54,971.75
Act/360
0.00
54,971.75
0.00
0.00
0.00
0.00
No
M-1
0.00
0.00
0.00
0.00
17
37,991.27
37,991.27
Act/360
0.00
37,991.27
0.00
0.00
0.00
0.00
No
M-2
0.00
0.00
0.00
0.00
17
9,069.81
9,069.81
Act/360
0.00
9,069.81
0.00
0.00
0.00
0.00
No
M-3
0.00
0.00
0.00
0.00
17
8,924.31
8,924.31
Act/360
0.00
8,924.31
0.00
0.00
0.00
0.00
No
M-4
0.00
0.00
0.00
0.00
17
11,057.27
11,057.27
Act/360
0.00
11,057.27
0.00
0.00
0.00
0.00
No
M-5
0.00
0.00
0.00
0.00
17
9,477.66
9,477.66
Act/360
0.00
9,477.66
0.00
0.00
0.00
0.00
No
M-6
0.00
0.00
0.00
0.00
17
17,372.43
17,372.43
Act/360
0.00
17,372.43
0.00
0.00
0.00
0.00
No
M-7
0.00
0.00
0.00
0.00
17
0.00
1,307,795.88
0.00
0.00
0.00
0.00
0.00
0.00
No
B-IO
0.00
0.00
0.00
0.00
0.00
0.00
658,970.57
658,970.57
1,966,766.45
0.00
0.00
0.00
0.00
0.00
0.00
(2) Interest Carry-Forward Shortfall is unpaid interest with interest thereon
(3) Basis Risk Carry-Forward Shortfall - difference between LIBOR plus margin and the Net Rate Cap.
23-Sep-2005 - 09:42 (X293-X305) (c) 2005 LaSalle Bank N.A.

(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the bonds Distributable Interest.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Sep-05
26-Sep-05
N/A
25-Oct-05
23-Sep-05
Asset-Backed Certificates
Series 2005-3
ABN AMRO Acct: 722979.1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
# Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
8.50%
7.25%
4.13%
3.26%
4
0.19%
715,731
0.23%
0.09%
0.07%
0.00%
0.00%
26-Sep-05
183
22,269,163
89
10,007,862
2
215,259
0
0
1,876
274,084,313
87.09%
89.19%

23-Sep-2005 - 09:42 (X293-X305) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Sep-05
26-Sep-05
N/A
25-Oct-05
23-Sep-05
Asset-Backed Certificates
Series 2005-3
ABN AMRO Acct: 722979.1
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
26-Sep-05
0
0
2
215,259
17
1,614,209
7
383,358
0
0
0
0
0.00%
0.00%
0.09%
0.07%
0.00%
0.00%
0.79%
0.53% 0.32%
0.12% 0.00%
0.00%
0.00%
0.00%
1.95%
1.04%
0
0
42
3,189,628
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

23-Sep-2005 - 09:42 (X293-X305) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Sep-05
26-Sep-05
N/A
25-Oct-05
23-Sep-05
Asset-Backed Certificates
Series 2005-3
ABN AMRO Acct: 722979.1
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Statement Date:
Current Total
Cumulative
23-Sep-2005 - 09:42 (X293-X305) (c) 2005 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Sep-05
26-Sep-05
N/A
25-Oct-05
23-Sep-05
Asset-Backed Certificates
Series 2005-3
Historical Collateral Level REO Report
Property
Type
Statement Date:
State
Actual
Balance
Scheduled
Balance
Recent
Appraisal
Value
Appraisal
Reduction
Amount
Date
Liquidated
Liquidation
Proceeds
Liquidation
Expenses
Realized
Loss
Disclosure
Control #
REO
Date
City
Appraisal
Date
ABN AMRO Acct: 722979.1
23-Sep-2005 - 09:42 (X293-X305) (c) 2005 LaSalle Bank N.A.